Exhibit 99.1

UTHR: A Public Benefit Corporation | January 2023 | 1 United Therapeutics: Enabling Inspiration J.P. Morgan 41 st Annual Healthcare Conference

UTHR: A Public Benefit Corporation | January 2023 | 2 Safe Harbor Statement This presentation contains forward - looking statements which represent United Therapeutics’ expectations or beliefs regarding future events. We caution that such statements involve risks and uncertainties that may cause actual results to differ materially from those in the forward - looking statements. Consequently, all such forward - looking statements are qualified by the cautionary language and risk factors set forth in United Therapeutics’ periodic and other reports filed with the U.S. Securities and Exchange Commission. There can be no assurance that the actual results, events, or developments referenced in such forward - looking statements will occur or be realized. United Therapeutics assumes no obligation to update these forward - looking statements to reflect actual results, changes in assumptions, or changes in factors affecting such forward - looking statements. This presentation is current as of January 9, 2023 , and any related discussions or statements are intended to educate investors about our company. Sometimes that process includes reporting on the progress and results of clinical trials or other developments with respect to our products. This presentation and any related discussions or statements are not intended to promote our products, to suggest that our products are safe and effective for any use other than what is consistent with their FDA - approved labeling, or to provide all available information regarding the products, their risks, or related clinical trial results. Anyone seeking information regarding the use of one of our products should consult the full prescribing information for the product available on our website at www.unither.com . ORENITRAM ® , REMODULIN ® , REMUNITY ® , TYVASO ® , and TYVASO DPI ® are registered trademarks of United Therapeutics Corporation and/or its subsidiaries.

UTHR: A Public Benefit Corporation | January 2023 | 3 ⎔ TETON 1 ⎔ TETON 2 ⎔ ADVANCE Capacity ⎔ ADVANCE Outcomes ⎔ EVLP 1 /CLES 2 ⎔ Allogeneic Lungs ⎔ Allogeneic Livers ⎔ Autologous Lungs ⎔ Autologous Kidneys ⎔ Xenohearts ⎔ Xenokidneys ⎔ Thymokidneys FIVE Registration Phase Studies SEVEN Preclinical Product Leads ROBUST PIPELINE (1) EVLP = Ex - Vivo Lung Perfusion; (2) Centralized Lung Evaluation System. UTHR: A Public Benefit Corporation | January 2023 | 3

UTHR: A Public Benefit Corporation | January 2023 | 4 PULMONARY HYPERTENSION

UTHR: A Public Benefit Corporation | January 2023 | 5 Pulmonary Hypertension We expect rapid annual growth from three PH 1 drivers 1 2 3 UTHR: A Public Benefit Corporation | January 2023 | 5 (1) PH = Pulmonary Hypertension.

UTHR: A Public Benefit Corporation | January 2023 | 6 Pulmonary Hypertension | Tyvaso ® UTHR: A Public Benefit Corporation | January 2023 | 6 (1) The doubling goal issued in 2021 contemplated doubling the number of Tyvaso patients from approximately 3,000 at the time of PH - ILD approval in late March 2021 through the end of 2022. (2) We reached approximately 6,000 patients on Tyvaso ® and Tyvaso DPI ® therapy during the fourth quarter of 2022. GOAL ACHIEVED 2 Double Tyvaso ® patients following PH - ILD approval 1

UTHR: A Public Benefit Corporation | January 2023 | 7 Ease of Use TYVASO DPI is simple - to - use and delivers the trusted safety and benefits of Tyvaso. 1,2 (1) TYVASO DPI package insert. Research Triangle Park, NC: United Therapeutics Corporation; 2022. (2) Spikes LA, Bajwa AA, Burger CD, et al. BREEZE: open - label clinical study to evaluate the safety and tolerability of treprostinil inhalation powder as Tyvaso DPI in patients with pulmonary arterial hypertension. Pulm Circ. 2022;12:e12063. doi:10.1002/pul2.12063. Tyvaso DPI ® is Differentiated UTHR: A Public Benefit Corporation | January 2023 | 7

Tyvaso DPI® is Differentiated

High throughput lends itself to deep lung deposition[1,2]



Typical airway

(1) Adapted from White S, Bennett DB, Cheu S, et al. EXUBERA: pharmaceutical development of a novel product for pulmonary delivery of insulin. Diabetes Technol Ther. 2005;7(6):896-906. Everard ML, Devadason SG, Le Souëf PN. Flow early in the inspiratory manoeuvre affects the aerosol particle size distribution from a Turbuhaler. Respir Med. 1997;91(10):624-628 . Hoppentocht M, Hagedoorn P, Frijlink HW, De Boer AH. Technological and practical challenges of dry powder inhalers and formulations. Advanced Drug Delivery Reviews. 2014;75:18-31 2. Clark AR, Weers JG, Dhand R. The Confusing World of Dry Powder Inhalers: It Is All About Inspiratory Pressures, Not Inspiratory Flow Rates. J Aerosol Med Pulm Drug Deliv. 2020;33(1):1-11

(2) High throughput refers to a low-flow, high resistance device.

UTHR: A Public Benefit Corporation | January 2023 | 8

Tyvaso DPI® is Differentiated



Drug deposition from a low throughput device[1,2]

(1) Adapted from White S, Bennett DB, Cheu S, et al. EXUBERA: pharmaceutical development of a novel product for pulmonary delivery of insulin. Diabetes Technol Ther. 2005;7(6):896-906. Everard ML, Devadason SG, Le Souëf PN. Flow early in the inspiratory manoeuvre affects the aerosol particle size distribution from a Turbuhaler. Respir Med. 1997;91(10):624-628 . Hoppentocht M, Hagedoorn P, Frijlink HW, De Boer AH. Technological and practical challenges of dry powder inhalers and formulations. Advanced Drug Delivery Reviews. 2014;75:18-31 2. Clark AR, Weers JG, Dhand R. The Confusing World of Dry Powder Inhalers: It Is All About Inspiratory Pressures, Not Inspiratory Flow Rates. J Aerosol Med Pulm Drug Deliv. 2020;33(1):1-11

(2) Low throughput refers to a high-flow, low-resistance device.

UTHR: A Public Benefit Corporation | January 2023 | 9

Tyvaso DPI® is Differentiated

Drug deposition from a high throughput device like Tyvaso DPI[1,2]



(1) Adapted from White S, Bennett DB, Cheu S, et al. EXUBERA: pharmaceutical development of a novel product for pulmonary delivery of insulin. Diabetes Technol Ther. 2005;7(6):896-906. Everard ML, Devadason SG, Le Souëf PN. Flow early in the inspiratory manoeuvre affects the aerosol particle size distribution from a Turbuhaler. Respir Med. 1997;91(10):624-628 . Hoppentocht M, Hagedoorn P, Frijlink HW, De Boer AH. Technological and practical challenges of dry powder inhalers and formulations. Advanced Drug Delivery Reviews. 2014;75:18-31 2. Clark AR, Weers JG, Dhand R. The Confusing World of Dry Powder Inhalers: It Is All About Inspiratory Pressures, Not Inspiratory Flow Rates. J Aerosol Med Pulm Drug Deliv. 2020;33(1):1-11

(2) High throughput refers to a low-flow, high resistance device.

UTHR: A Public Benefit Corporation | January 2023 | 10

Tyvaso DPI® is Differentiated

High throughput lends itself to deep lung deposition[1,2]



Others **Tyvaso DPI**

(1) Adapted from White S, Bennett DB, Cheu S, et al. EXUBERA: pharmaceutical development of a novel product for pulmonary delivery of insulin. Diabetes Technol Ther. 2005;7(6):896-906. Everard ML, Devadason SG, Le Souëf PN. Flow early in the inspiratory manoeuvre affects the aerosol particle size distribution from a Turbuhaler. Respir Med. 1997;91(10):624-628 . Hoppentocht M, Hagedoorn P, Frijlink HW, De Boer AH. Technological and practical challenges of dry powder inhalers and formulations. Advanced Drug Delivery Reviews. 2014;75:18-31 2. Clark AR, Weers JG, Dhand R. The Confusing World of Dry Powder Inhalers: It Is All About Inspiratory Pressures, Not Inspiratory Flow Rates. J Aerosol Med Pulm Drug Deliv. 2020;33(1):1-11

(2) High throughput refers to a low-flow, high resistance device.

UTHR: A Public Benefit Corporation | January 2023 | 11

Tyvaso DPI® is Differentiated

Efficiency of dosing: Less micrograms required for equivalent daily dose[1]

Low Throughput Device[2]



106 mcg

High Throughput Device Like Tyvaso DPI[3]



64 mcg

(1) At the lowest labeled dose.
(2) Hill, N., et al. INSPIRE: Safety and tolerability of inhaled Yutrepia (treprostinil) in pulmonary arterial hypertension (PAH). Pulmonary Circulation. 2022;12(3). https://doi.org/10.1002/pul2.12119
(3) Tyvaso DPI label.

UTHR: A Public Benefit Corporation | January 2023 | 12

UTHR: A Public Benefit Corporation | January 2023 | 13 Sixteen recent publications 1 demonstrate the early and consistent 2 use of parenteral prostacyclins (including transitions to oral prostacyclins ) can lead to better patient outcomes (1) R. Badagliacca et al. Pulmonary pressure recovery in idiopathic, hereditary and drug and toxin - induced pulmonary arterial hypertension: determinants and clinical impact. Vascular Pharmacology 146 (2022) 107099. https:// doi.org /10.1016/j.vph.2022.107099. V. Balasubramanian et al. Rapid Titration of Parenteral Treprostinil to EXPEDITE Dosing of Oral Treprostinil. Am J Respir Crit Care Med 2022;205:A3056. V. Balasubramanian et al. Restoration of RV function in PAH: Is it the holy grail to improve mortalityand long - term outcomes? CHEST Physician, July 11, 2022. https:// www.mdedge.com / chestphysician /article/256149/society - news/pulmonary - vascular - cardiovascular - network Chakinala et al. Transition from parenteral to oral treprostinil in pulmonary arterial hypertension. The Journal of Heart and Lung Transplantation, Vol 36, No 2, February 2017. http:// dx.doi.org /10.1016/j.healun.2016.06.019. M. D’Alto et al. Risk Reduction and Right Heart Reverse Remodeling by Upfront Triple Combination Therapy in Pulmonary Arterial Hypertension. CHEST 2020; 157(2):376 - 383. https:// doi.org /10.1016/j.chest.2019.09.009. M. D'Alto and R. Naeije . Pulmonary artery pressure - directed therapies in pulmonary arterial hypertension? Vascular Pharmacology 147 (2022) 107124. https:// doi.org /10.1016/j.vph.2022.107124. C.S. King et al. Long Term Follow - Up of Pulmonary Arterial Hypertension Patients Managed with Oral Treprostinil. Am J Respir Crit Care Med 2022;205:A3053. D. Lachant et al. Clinical Improvement in Pulmonary Arterial Hypertension (PAH) Patients Transitioning from Selexipag to Oral Treprostinil: Interim Results from the ADAPT Registry. Am J Respir Crit Care Med 2022;205:A3592. Maestas et al. Right ventricular afterload predicts long - term transition from parenteral to oral treprostinil in pulmonary arterial hypertension. Pulmonary Circulation 2018; 8(4) 1 – 8. https:// doi.org /10.1177/2045894018797270. A. Miyagi et al. Long - term survival of patients with pulmonary arterial hypertension in a Japanese referral center. PVRI, April 10, 2022. R. Sadushi - Kolici . Lowering of mean pulmonary arterial pressure is a prognostic marker inpulmonary hypertension patients treatedwith subcutaneous treprostinil. European Heart Journal, Volume 41, Issue Supplement_2, November 2020, ehaa946.2255, https:// doi.org /10.1093/ ehjci /ehaa946.2255. H. Shimokawahara et al., Therapeutic limitations of oral medications to normalize hemodynamics in patients with pulmonary artery hypertension. European Respiratory Journal 2019 54: PA5467, https:// doi.org /10.1183/13993003.congress - 2019.PA5467. T. Suetomi et al. Hemodynamic remission induction by intravenous PGI2 in severe pulmonary arterial hypertension. PVRI April 10, 2022. R. Vanderpool et al. The Right Ventricular - Pulmonary Arterial Coupling and Diastolic Function Responseto Therapy in Pulmonary Arterial Hypertension. CHEST 161 #4 April 2022. https:// doi.org /10.1016/j.chest.2021.09.040 C. Vizza et al. Aggressive Afterload Lowering to Improve the Right Ventricle. Am J Respir Crit Care Med Vol 205, Iss 7, pp 751 – 760, Apr 1, 2022. https:// dx.doi.org /10.1164/rccm.202109 - 2079PP. J. Weatherald et al. The evolving landscape of pulmonary arterial hypertension clinical trials. Lancet 2022; 400: 1884 – 98. (2) “Early and consistent” is defined with the goal of reaching a mean pulmonary arterial pressure ( mPAP ) under 40 mm Hg. Remodulin ® to Orenitram ®

UTHR: A Public Benefit Corporation | January 2023 | 14 Ralinepag Oral prostacyclin - like therapies Selexipag BID 1 /TID 2 No BID Yes QD 3 No Daily dosing Dose ceiling UTHR: A Public Benefit Corporation | January 2023 | 14 (1) BID = Twice daily. (2) TID = Three times daily. (3) QD = Once daily.

UTHR: A Public Benefit Corporation | January 2023 | 15 PULMONARY FIBROSIS

UTHR: A Public Benefit Corporation | January 2023 | 16 Pulmonary Fibrosis Opportunity to more than double current revenue with Pulmonary Fibrosis (1) PAH = pulmonary arterial hypertension. (2) Flolan , Veletri , Remodulin IV, Remodulin SC, Orenitram, Tyvaso, Ventavis , Tracleer , Adcirca , Revatio , Letairis , Tyvaso DPI, Uptravi , Adempas, Opsumit . (3) Ofev , Esbriet. 15 available therapies 2 2 available therapies 3 Idiopathic Pulmonary Fibrosis PAH Today UT PAH 1 portfolio with Ralinepag UTHR: A Public Benefit Corporation | January 2023 | 16

UTHR: A Public Benefit Corporation | January 2023 | 17 TETON 1 enrollment projections Tyvaso ® for IPF 1,2 Patients Randomized 400 300 200 100 2021 2022 2023 2024 Time Projected at current rate UTHR: A Public Benefit Corporation | January 2023 | 17 (1) IPF = Idiopathic Pulmonary Fibrosis. (2) Tyvaso is not approved to treat IPF.

UTHR: A Public Benefit Corporation | January 2023 | 18 Tyvaso ® for IPF 1,2 (1) IPF = Idiopathic Pulmonary Fibrosis. (2) Tyvaso is not approved to treat IPF. (3) https :// www.fiercepharma.com /pharma/novartis - sandoz - keeps - engine - warm - first - us - generic - launch - roches - esbriet Nintedanib Pirfenidone TETON studies allow stacking of Tyvaso on top of other therapies Multi - billion dollar market opportunity in U.S. $2.6 bn 3 $1.0 bn 3 $2 bn $1 bn UTHR: A Public Benefit Corporation | January 2023 | 18

UTHR: A Public Benefit Corporation | January 2023 | 19 TETON studies evolved from UT - sponsored in vitro studies and FVC 3 observations in INCREASE (1) IPF = Idiopathic Pulmonary Fibrosis. (2) Tyvaso is not approved to treat IPF. (3) FVC = Forced Vital Capacity. (4) For visualization purposes only as it is not scientifically accurate to compare among di ff erent studies. (5) INCREASE clinical data to be published by United Therapeutics. (6) Eur Respir J. 2016 Jan; 47(1): 243 – 253. (7) N Engl J Med 2014; 370:2071 - 2082. IPF subgroup in INCREASE showed meaningful and sustained FVC improvement Tyvaso ® for IPF 1,2

UTHR: A Public Benefit Corporation | January 2023 | 20 UTHR: A growth story with a value balance sheet Substantial growth expected through PH and IPF Cash flow devoted to growth and product development Cash opex spend less than 50% of prior - year revenue Strong balance sheet More than $4 bn in cash and short - and long - term investments as of Sept. 30, 2022 Proven strong supply chain through Covid We maintain a two - year inventory of Remodulin ® , Tyvaso ® , and Orenitram ® finished drug product Disciplined Management to Support Our Mission UTHR: A Public Benefit Corporation | January 2023 | 20

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